Please file this Statement of Additional Information Supplement with your records

WELLS FARGO VARIABLE TRUST

WELLS FARGO ADVANTAGE VT MONEY MARKET FUND

Supplement dated January 11, 2010, to the Statement of Additional Information dated May 1, 2009, as previously supplemented on June 19, 2009, July 2, 2009, August 12, 2009, December 1, 2009,

December 2, 2009, December 7, 2009, December 11, 2009 and December 18, 2009.

This supplement contains important information about the VT Money Market Fund (the “Fund”).

Effective immediately, State Street Bank and Trust Company (“State Street”), replaces Wells Fargo Bank, N.A., and PNC Global Investing Service (U.S.), Inc. (“PNC”), as the Fund’s Custodian and fund accountant, respectively. All references to Wells Fargo Bank, N.A. as “Custodian” and PNC as the fund accountant for the Fund in the Statement of Additional Information are removed accordingly.